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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 2002

                               CONSOL ENERGY INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      001-14901                 51-0337383
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        identification No.)

              1800 Washington Road, Pittsburgh, Pennsylvania 15241
               (Address of Principal Executive Offices)   (ZIP Code)

       Registrant's telephone number, including area code: (412) 831-4000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.   Change in the Registrant's Certifying Accountant.

        Effective as of July 2, 2002, CONSOL Energy Inc. (the "Company") engaged PricewaterhouseCoopers LLP as its independent accountant.

        During the two most recent fiscal years of the Company ended June 30, 2001, the six month transition period ended December 31, 2001 and the subsequent interim periods to the date hereof, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

                         [Signature on following page.]

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSOL ENERGY INC.

                                       By: /s/ William J. Lyons
                                           --------------------
                                           William J. Lyons
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Controller

Date:  July 8, 2002